UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:  3/31/14

Item 1.  Reports to Stockholders.

IRON HORSE FUND

Annual Report

March 31, 2014

1-855-241-7514

www.ironhorsefund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Annual Shareholder Report

The Iron Horse Fund (Class I), (“the Fund”) was up 9.9% during the last fiscal year, ending March 31, 2014. During that same period the S&P 500 rallied 21.8%. As you can see the equity market rallied substantially and the fund was unable to keep pace with the speed of the rally. We believe the nature of our stock selection and the writing of covered calls was the most prominent reasons for this underperformance.

During last year we were mostly equal sector weighted relative to the S&P 500. The covered call strategies we utilize seek to do well in a sideways to lower trending market. This is what our long term experience in managing covered call strategies has taught us. We believe that the difference in performance of the Fund in relation to its Morningstar category may be attributed to the fact that there are very few managers within the category that implement a similar covered call strategy. The majority of the managers in this category are long only equity managers.

Our covered call strategy currently seeks to run at 65-70% of the market risk. When the market trends upward like it has over the last year, a covered call strategy can tend to underperform a long only strategy. The goal of the strategy is not to outperform the market on every market interval, but to seek a good total return with less risk than the market.

Sincerely,

The Iron Horse Fund Team

03/31/2014

6062-NLD-4/29/2014

IRON HORSE FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Fund's performance figures* for the year ended March 31, 2014, as compared to its benchmark:

	One Year	Since Inception
Iron Horse Fund - Class A	9.63%	7.41%	(a)
Iron Horse Fund - Class A with Load	3.30%	5.11%	(a)
Iron Horse Fund - Class I	9.91%	11.68%	(c)
S&P 500 Total Return Index (b)	21.86%	15.09%	(a)
S&P 500 Total Return Index (b)	21.86%	21.71%	(c)
CBOE S&P Buy Write Index (d)	10.69%	8.72%	(a)
CBOE S&P Buy Write Index (d)	10.69%	10.81%	(c)

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  The total operating expenses as stated in the fee table to the Fund's prospectus dated July 29, 2013 is 2.02% for the Class A and 1.77% for the Class I Shares. Class A shares are subject to a sales charge of 5.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-855-241-7514.

(a) Inception date is July 7, 2011.

(b) The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

(c) Inception date is November 16, 2011.

(d) The CBOE S&P 500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index "covered" call option, generally on the third Friday of each month. Index returns assume the reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
Retail	11.4%
Oil & Gas	9.2%
Insurance	7.6%
Banks	6.7%
Pharmaceuticals	6.1%
Healthcare-Products	5.5%
Computers	5.2%
Semiconductors	5.0%
Internet	4.5%
Electric	3.5%
Other, Cash & Cash Equivalents	35.3%
	100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund's holdings.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS
March 31, 2014

Shares		Value
	COMMON STOCKS - 95.8%
	AEROSPACE/DEFENSE - 1.2%
3,100	United Technologies Corp. +	$ 362,204

	AGRICULTURE - 1.0%
6,000	Lorillard, Inc. +	324,480

	AUTO MANUFACTURERS - 1.9%
38,000	Ford Motor Co. +	592,800

	AUTO PARTS & EQUIPMENT - 1.1%
4,000	Lear Corp. +	334,880

	BANKS - 6.7%
18,000	Bank of America Corp. +	309,600
15,000	Bank of New York Mellon Corp. +	529,350
7,000	State Street Corp. +	486,850
15,100	Wells Fargo & Co. +	751,074
		2,076,874
	BEVERAGES - 2.1%
17,000	Coca-Cola Co. +	657,220

	BIOTECHNOLOGY - 1.2%
3,000	Amgen, Inc. +	370,020

	CHEMICALS - 0.5%
1,700	Agrium, Inc. +	165,784

	COMPUTERS - 5.2%
2,300	Apple, Inc. +	1,234,502
1,900	International Business Machines Corp. +	365,731
		1,600,233
	DIVERSIFIED FINANCIAL SERVICES - 0.8%
800	BlackRock, Inc. - Cl. A +	251,584

	ELECTRIC - 3.5%
8,000	American Electric Power Co., Inc. +	405,280
15,500	Southern Co. +	681,070
		1,086,350
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
6,700	Emerson Electric Co. +	447,560

	HEALTHCARE-PRODUCTS - 5.5%
11,000	Baxter International, Inc. +	809,380
7,600	Medtronic, Inc. +	467,704
5,000	Stryker Corp. +	407,350
		1,684,434
	HEALTHCARE-SERVICES - 3.2%
4,700	Humana, Inc. +	529,784
7,700	Quest Diagnostics, Inc. +	445,984
		975,768
	INSURANCE - 7.6%
27,000	American International Group, Inc. +	1,350,270
8,000	Berkshire Hathaway, Inc. - Cl. B * +	999,760
		2,350,030
	INTERNET - 4.5%
5,000	eBay, Inc. * +	276,200
11,000	Facebook, Inc. - Cl. A * +	662,640
400	Google, Inc. - Cl. A * +	445,804
		1,384,644
	IRON/STEEL - 1.2%
25,700	Vale SA ADR +	355,431

See accompanying notes to financial statements.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014

Shares		Value
	MACHINERY-DIVERSIFIED - 1.6%
5,600	Deere & Co. +	$ 508,480

	MEDIA - 1.5%
15,000	Twenty-First Century Fox, Inc. - Cl. A +	479,550

	MINING - 1.5%
20,000	Newmont Mining Corp. +	468,800

	MISCELLANEOUS MANUFACTURING - 3.4%
2,200	3M Co.	298,452
29,000	General Electric Co. +	750,810
		1,049,262
	OIL & GAS - 9.2%
5,800	ChevronTexaco Corp. +	689,678
16,200	Ensco International PLC - Cl. A +	855,036
10,100	Occidental Petroleum Corp. +	962,429
5,000	Whiting Petroleum Corp. * +	346,950
		2,854,093
	OIL & GAS SERVICES - 2.2%
6,900	Baker Hughes, Inc. +	448,638
3,000	National Oilwell Varco, Inc. +	233,610
		682,248
	PHARMACEUTICALS - 6.1%
19,500	AbbVie, Inc. +	1,002,300
10,500	Mead Johnson Nutrition Co. +	872,970
		1,875,270
	RETAIL - 11.4%
9,300	Costco Wholesale Corp. +	1,038,624
5,000	CVS Caremark Corp. +	374,300
10,000	Family Dollar Stores, Inc. +	580,100
7,500	McDonald's Corp. +	735,225
6,000	Target Corp. +	363,060
5,600	Wal-Mart Stores, Inc. +	428,008
		3,519,317
	SEMICONDUCTORS - 5.0%
29,100	Intel Corp. +	751,071
10,000	Qualcomm, Inc. +	788,600
		1,539,671
	SOFTWARE - 2.9%
21,500	Microsoft Corp. +	881,285

	TELECOMUNICATIONS - 2.4%
20,000	Cisco Systems, Inc. +	448,200
6,000	Verizon Communications, Inc. +	285,420
		733,620

	TOTAL COMMON STOCKS (Cost - $27,211,266)	29,611,892

Shares
	SHORT TERM INVESTMENTS - 8.0%
2,460,152	Federated Government Obligations Fund, 0.01%** (Cost - $2,460,152)	2,460,152

	TOTAL INVESTMENTS - 103.8% (Cost - $29,671,418) (a)	$ 32,072,044
	CALL OPTIONS WRITTEN - (4.0) % (Proceeds - $983,235)	(1,246,886)
	OTHER ASSETS LESS LIABILITIES - 0.2%	79,318
	NET ASSETS - 100.0%	$ 30,904,476

See accompanying notes to financial statements.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Contracts ^		Value
	SCHEDULE OF CALL OPTIONS WRITTEN * - (4.0) %
195	AbbVie, Inc.	$ 43,095
	Expiration August 2014, Exercise Price $52.50
17	Agrium, Inc.	5,610
	Expiration April 2014, Exercise Price $95.00
80	American Electric Power, Inc.	22,000
	Expiration May 2014, Exercise Price $48.00
60	American International Group, Inc.	9,960
	Expiration August 2014, Exercise Price $52.50
210	American International Group, Inc.	87,570
	Expiration January 2015, Exercise Price $50.00
30	Amgen, Inc.	11,460
	Expiration July 2014, Exercise Price $130.00
17	Apple, Inc.	9,775
	Expiration May 2014, Exercise Price $570.00
6	Apple, Inc.	3,480
	Expiration July 2014, Exercise Price $600.00
34	Baker Hughes, Inc.	21,590
	Expiration July 2014, Exercise Price $60.00
35	Baker Hughes, Inc.	29,540
	Expiration January 2015, Exercise Price $60.00
180	Bank of America Corp.	8,640
	Expiration April 2014, Exercise Price $17.00
150	Bank of New York Mellon Corp.	42,300
	Expiration June 2014, Exercise Price $33.00
110	Baxter International, Inc.	46,200
	Expiration May 2014, Exercise Price $70.00
80	Berkshire Hathaway, Inc. - Cl. B	54,000
	Expiration January 2015, Exercise Price $125.00
8	BlackRock, Inc. - Cl. A	8,880
	Expiration July 2014, Exercise Price $320.00
58	ChevronTexaco Corp.	12,180
	Expiration June 2014, Exercise Price $120.00
200	Cisco Systems, Inc.	12,400
	Expiration January 2015, Exercise Price $25.00
170	Coca-Cola Co.	9,180
	Expiration May 2014, Exercise Price $39.00
93	Costco Wholesale Corp.	8,835
	Expiration July 2014, Exercise Price $120.00
50	CVS Caremark Corp.	31,450
	Expiration August 2014, Exercise Price $70.00
56	Deere & Co.	24,976
	Expiration September 2014, Exercise Price $90.00
50	eBay, Inc.	10,750
	Expiration July 2014, Exercise Price $57.50
67	Emerson Electric Co.	10,251
	Expiration June 2014, Exercise Price $67.50
76	Ensco International PLC - Cl. A	24,320
	Expiration April 2014, Exercise Price $50.00
86	Ensco International PLC - Cl. A	15,910
	Expiration January 2015, Exercise Price $57.50
110	Facebook, Inc. - Cl. A	84,700
	Expiration January 2015, Exercise Price $65.00
100	Family Dollar Stores, Inc.	1,000
	Expiration April 2014, Exercise Price $67.50
380	Ford Motor Co.	10,260
	Expiration May 2014, Exercise Price $16.00
115	General Electric Co.	2,645
	Expiration May 2014, Exercise Price $27.00
175	General Electric Co.	13,300
	Expiration June 2014, Exercise Price $26.00
4	Google, Inc. - Cl. A	9,320
	Expiration June 2014, Exercise Price $1,200.00
47	Humana, Inc.	21,197
	Expiration August 2014, Exercise Price $120.00

See accompanying notes to financial statements.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014

Contracts ^		Value
	SCHEDULE OF CALL OPTIONS WRITTEN * (Continued) - (4.0) %
19	International Business Machines Corp.	$ 17,879
	Expiration April 2014, Exercise Price $185.00
291	Intel Corp.	26,772
	Expiration July 2014, Exercise Price $26.00
40	Lear Corp.	12,800
	Expiration June 2014, Exercise Price $85.00
60	Lorillard, Inc.	20,400
	Expiration June 2014, Exercise Price $52.50
75	McDonald's Corp.	9,675
	Expiration April 2014, Exercise Price $97.50
105	Mead Johnson Nutrition Co.	24,570
	Expiration May 2014, Exercise Price $85.00
51	Medtronic, Inc.	10,812
	Expiration April 2014, Exercise Price $59.50
25	Medtronic, Inc.	6,000
	Expiration January 2015, Exercise Price $65.00
165	Microsoft Corp.	46,035
	Expiration June 2014, Exercise Price $39.00
50	Microsoft Corp.	35,050
	Expiration January 2015, Exercise Price $35.00
30	National Oilwell Varco, Inc.	8,400
	Expiration August 2014, Exercise Price $80.00
200	Newmont Mining Corp.	3,400
	Expiration April 2014, Exercise Price $25.00
101	Occidental Petroleum Corp.	9,090
	Expiration August 2014, Exercise Price $105.00
100	Qualcomm, Inc.	37,300
	Expiration January 2015, Exercise Price $82.50
37	Quest Diagnostics, Inc.	12,876
	Expiration May 2014, Exercise Price $55.00
40	Quest Diagnostics, Inc.	7,840
	Expiration August 2014, Exercise Price $60.00
20	S&P 500 Index	88,200
	Expiration December 2014, Exercise Price $1,950.00
110	Southern Co.	12,650
	Expiration May 2014, Exercise Price $43.00
45	Southern Co.	8,370
	Expiration January 2015, Exercise Price $43.00
70	State Street Corp.	7,490
	Expiration April 2014, Exercise Price $70.00
50	Stryker Corp.	6,000
	Expiration June 2014, Exercise Price $85.00
60	Target Corp.	7,800
	Expiration July 2014, Exercise Price $62.50
150	Twenty-First Century Fox, Inc. - Cl. A	8,625
	Expiration July 2014, Exercise Price $35.00
31	United Technologies Corp.	3,410
	Expiration May 2014, Exercise Price $120.00
100	Vale SA ADR	8,800
	Expiration April 2014, Exercise Price $13.00
50	Vale SA ADR	1,600
	Expiration June 2014, Exercise Price $15.00
150	Vale SA ADR	13,200
	Expiration January 2015, Exercise Price $15.00
60	Verizon Communications, Inc.	1,440
	Expiration April 2014, Exercise Price $48.00
56	Wal-Mart Stores, Inc.	13,888
	Expiration June 2014, Exercise Price $75.00
151	Wells Fargo & Co.	43,790
	Expiration May 2014, Exercise Price $47.00
50	Whiting Petroleum Corp.	25,950
	Expiration June 2014, Exercise Price $67.50
	TOTAL CALL OPTIONS WRITTEN - (Proceeds $983,235)	$ 1,246,886

See accompanying notes to financial statements.

IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014

+ All or a portion of the security is held as collateral for covered calls. Total value of pledged securities at March 31, 2014 is $1,246,886. The amount is limited to the derivative liability balance and does not include excess collateral pledged.

* Non-income producing securities.
** Money market fund; interest rate reflects seven-day effective yield on March 31, 2014.
^ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.
ADR - American Depositary Receipt
PLC - Public Limited Company
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including call options written) is
$28,826,152 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 2,807,464
	Unrealized depreciation:	(808,458)
	Net unrealized appreciation:	$ 1,999,006

See accompanying notes to financial statements.

IRON HORSE FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

ASSETS
Investment securities:
At cost	$ 29,671,418
At value	$ 32,072,044
Cash held as collateral for written options	399,646
Dividends receivable	44,254
Receivable for Fund shares sold	10,485
Receivable for Foreign Tax Reclaims	1,871
Prepaid expenses and other assets	15,721
TOTAL ASSETS	32,544,021

LIABILITIES
Options written, at value (Proceeds $983,235)	1,246,886
Payable for investments purchased	305,624
Payable for Fund shares repurchased	39,321
Investment advisory fees payable	19,535
Fees payable to other affiliates	8,625
Distribution (12b-1) fees payable	2,500
Accrued expenses and other liabilities	17,054
TOTAL LIABILITIES	1,639,545
NET ASSETS	$ 30,904,476

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$ 27,337,942
Accumulated net realized gain from security transactions and options contracts	1,429,559
Net unrealized appreciation of investments and options written contracts	2,136,975
NET ASSETS	$ 30,904,476

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$ 11,842,396
Shares of beneficial interest outstanding	1,041,580
Net asset value (Net Assets ÷ Shares Outstanding)	$ 11.37
Maximum offering price per share (maximum sales charges of 5.75%)	$ 12.06

Class I Shares:
Net Assets	$ 19,062,080
Shares of beneficial interest outstanding	1,678,959
Net asset value (Net Assets ÷ Shares Outstanding) and offering price per share	$ 11.35

See accompanying notes to financial statements.

IRON HORSE FUND
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2014

INVESTMENT INCOME
Dividends (less foreign dividend tax withholding of $6,258)	$ 650,312
Interest	67
TOTAL INVESTMENT INCOME	650,379

EXPENSES
Investment advisory fees	222,325
Distribution (12b-1) fees:
Class A	27,635
Transfer agent fees	41,129
Administrative services fees	40,555
Accounting services fees	26,485
Audit fees	16,509
Legal fees	14,687
Compliance officer fees	11,001
Registration fees	10,001
Printing and postage expenses	8,775
Trustees fees and expenses	8,001
Custodian fees	7,562
Insurance expense	7
Other expenses	2,959
TOTAL EXPENSES	437,631

NET INVESTMENT INCOME	212,748

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS CONTRACTS
Net realized gain (loss) on:
Investments	2,918,613
Options purchased	221,907
Options written	(1,581,276)
Net realized gain on investments and options contracts	1,559,244
Net change in unrealized appreciation (depreciation) on:
Investments	384,850
Options purchased	(97,527)
Options written	306,691
Net change in unrealized appreciation on investments and options contracts	594,014

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS CONTRACTS	2,153,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,366,006

See accompanying notes to financial statements.

IRON HORSE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
FROM OPERATIONS
Net investment income	$ 212,748	$ 247,072
Net realized gain on investments and options contracts	1,559,244	813,122
Net change in unrealized appreciation on investments and options contracts	594,014	522,750
Net increase in net assets resulting from operations	2,366,006	1,582,944

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(178,683)	(285,108)
Class I	(235,166)	(222,067)
From net investment income:
Class A	(78,700)	(112,002)
Class I	(142,992)	(148,795)
Net decrease in net assets resulting from distributions to shareholders	(635,541)	(767,972)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,175,617	3,060,609
Class I	7,109,460	3,995,567
Net asset value of shares issued in reinvestment of distributions:
Class A	226,420	375,123
Class I	374,293	360,503
Payments for shares redeemed:
Class A	(4,354,550)	(2,293,338)
Class I	(226,334)	(3,569,893)
Net increase in net assets from shares of beneficial interest	8,304,906	1,928,571

TOTAL INCREASE IN NET ASSETS	10,035,371	2,743,543

NET ASSETS
Beginning of Year	20,869,105	18,125,562
End of Year*	$ 30,904,476	$ 20,869,105
* Includes undistributed net investment income of:	$ -	$ -

SHARE ACTIVITY
Class A:
Shares Sold	466,408	300,885
Shares Reinvested	20,548	37,141
Shares Redeemed	(393,196)	(223,060)
Net increase in shares of beneficial interest outstanding	93,760	114,966

Class I:
Shares Sold	642,161	394,229
Shares Reinvested	33,980	35,627
Shares Redeemed	(20,414)	(348,003)
Net increase in shares of beneficial interest outstanding	655,727	81,853

See accompanying notes to financial statements.

IRON HORSE FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2014	March 31, 2013	March 31, 2012 (1)
Net asset value, beginning of period	$ 10.60	$ 10.22	$ 10.00

Activity from investment operations:
Net investment income (2)	0.08	0.11	0.06
Net realized and unrealized
gain on investments	0.93	0.67	0.22
Total from investment operations	1.01	0.78	0.28

Less distributions from:
Net investment income	(0.08)	(0.11)	(0.06)
Net realized gains	(0.16)	(0.29)	-
Total distributions	(0.24)	(0.40)	(0.06)

Net asset value, end of period	$ 11.37	$ 10.60	$ 10.22

Total return (3)	9.63%	7.90%	2.79%	(4)

Net assets, at end of period (000s)	$ 11,842	$ 10,044	$ 8,511

Ratio of gross expenses to average
net assets (5)	1.85%	2.51%	3.93%	(6)
Ratio of net expenses to average
net assets	1.85%	1.95%	1.95%	(6)
Ratio of net investment income
to average net assets	0.68%	1.11%	0.87%	(6)

Portfolio Turnover Rate	114%	77%	43%	(4)

(1) The Iron Horse Fund's Class A shares commenced operations on July 7, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total return assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(6) Annualized.

See accompanying notes to financial statements.

IRON HORSE FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2014	March 31, 2013	March 31, 2012 (1)
Net asset value, beginning of period	$ 10.58	$ 10.21	$ 9.39

Activity from investment operations:
Net investment income (2)	0.10	0.14	0.05
Net realized and unrealized
gain on investments	0.94	0.67	0.82
Total from investment operations	1.04	0.81	0.87

Less distributions from:
Net investment income	(0.11)	(0.15)	(0.05)
Net realized gains	(0.16)	(0.29)	-
Total distributions	(0.27)	(0.44)	(0.05)

Net asset value, end of period	$ 11.35	$ 10.58	$ 10.21

Total return (3)	9.91%	8.17%	9.30%	(4)

Net assets, at end of period (000s)	$ 19,062	$ 10,825	$ 9,615

Ratio of gross expenses to average
net assets (5)	1.60%	2.26%	2.85%	(6)
Ratio of net expenses to average
net assets	1.60%	1.70%	1.70%	(6)
Ratio of net investment income
to average net assets	0.93%	1.37%	1.39%	(6)

Portfolio Turnover Rate	114%	77%	43%	(4)

(1) The Iron Horse Fund's Class I shares commenced operations on November 16, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total return assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(6) Annualized.

See accompanying notes to financial statements.

IRON HORSE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1.

ORGANIZATION

The Iron Horse Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of the Fund is total return with less volatility than equity markets in general. The Fund commenced operations on July 7, 2011.

The Fund currently offers two classes of shares: Class A and Class I shares. Class A shares commenced operations on July 7, 2011 and Class I shares on November 16, 2011.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Class I shares are offered at net asset value.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

IRON HORSE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

IRON HORSE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 29,611,892	$ -	$ -	$ 29,611,892
Short-Term Investments	2,460,152	-	-	2,460,152
Total	$ 32,072,044	$ -	$ -	$ 32,072,044
Liabilities *
Call Options Written	$ 1,125,491	$ 121,395	$ -	$ 1,246,886
Total	$ 1,125,491	$ 121,395	$ -	$ 1,246,886

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

* Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Option Transactions – Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as a liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the

IRON HORSE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 through 2012, or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of Nebraska and foreign jurisdictions where the Fund may make significant investments.   However, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Van Hulzen Asset Management, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  Effective July 26, 2013, as compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. Prior to July 26, 2013, the Advisor received compensation at an annual rate of 1.25% of the Fund’s average daily net assets, computed and accrued daily and paid monthly.  For the year ended March 31, 2014, the Advisor earned advisory fees of $222,325.

IRON HORSE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), brokerage fees and commissions, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.95% and 1.70% of the daily average net assets attributable to the Class A and Class I shares respectively. During the year ended March 31, 2014, the Advisor did not waive any fees as gross expenses did not exceed the contractual limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A and Class I shares are subsequently less than 1.95%, and 1.70% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95% and 1.70% of average daily net assets for Class A and Class I shares, respectively. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 1.95% and 1.70% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of March 31, 2014, the total amount of expense reimbursed subject to recapture was $237,099, of which $126,597 will expire on March 31, 2015 and $110,502 will expire on March 31, 2016. The Advisor opted not to recapture any prior waived fees during the year ended March 31, 2014.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities.  For the year ended March 31, 2014, the Fund incurred distribution fees of $27,635 for Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  For the year ended March 31, 2014, the Distributor received $61,601 in underwriting commissions for sales of Class A shares, of which $8,217 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

IRON HORSE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended March 31, 2014 amounted to $43,336,342 and $29,223,058, respectively.

5.

DERIVATIVE TRANSACTIONS

Transactions in option contracts written during the year ended March 31, 2014 were as follows:

	Contracts	Premium
Outstanding at Beginning of Year	4,207	$ 1,147,458
Options written	21,808	3,493,717
Options closed	(14,128)	(2,956,849)
Options exercised	(3,140)	(335,903)
Options expired	(3,156)	(365,188)
Outstanding at End of Year	5,591	$ 983,235

For the year ended March 31, 2014, the amount of net unrealized appreciation and net realized loss on written options subject to equity price risk amounted to $306,691 and $1,581,276 respectively. The amount of net realized gain on purchased options subject to equity price risk amounted to $221,907. The fair value of these equity derivatives is $1,246,886. The figures for written options can be found in the Statement of Operations under the line items net change in unrealized appreciation of options written and net realized gain (loss) from options written. The net realized gain on purchased options can be found on the Statement of Operations under the line item net realized gain (loss) from purchased options.

The figures above serve as an indicator of the volume of derivative activity for the Fund for the year ended March 31, 2014.

Offsetting of Financial Assets and Derivative Assets –

During the year ended March 31, 2014, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2014.

Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received		Net Amount
Written Options	$ 1,246,886	(1)	$ -	$ 1,246,886	$ -	$ 1,246,886	(2)	$ -
Total	$ 1,246,886		$ -	$ 1,246,886	$ -	$ 1,246,886		$ -

(1) Written options at value as presented in the Portfolio of Investments.

(2) The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2014	March 31, 2013
Ordinary Income	$ 221,692	$ 616,972
Long-Term Capital Gain	413,849	151,000
	$ 635,541	$ 767,972

IRON HORSE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

As of March 31, 2014, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	Book/Tax	and Late Year	Appreciation/	Accumulated
Income	Capital Gains	Carry Forwards	Differences	Losses	(Depreciation)	Earnings/(Deficits)
$ 32,863	$ 1,539,926	$ -	$ (5,261)	$ -	$ 1,999,006	$ 3,566,534

The difference between book basis and tax basis unrealized appreciation and accumulated realized gain is primarily attributable to the tax deferral of losses on wash sales and straddles, and mark-to-market on open Section 1256 contracts.

Permanent book and tax differences, primarily attributable to the reclassification of distributions, and adjustments related to real estate investment trust and partnerships, resulted in reclassification for the year ended March 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gain (Loss)
$ -	$ 8,944	$ (8,944)

7.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  As of March 31, 2014 Charles Schwab & Co. held approximately 73.19% of the voting securities of the Fund for the benefit of others.

8.

SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Iron Horse Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Iron Horse Fund (the “Fund”), a series of Northern Lights Fund Trust, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Horse Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 30, 2014

IRON HORSE FUND

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Renewal of Advisory Agreement – Iron Horse Fund (Unaudited) *

In connection with the regular meeting held on May 21 and 22, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Van Hulzen Asset Management (“Van Hulzen”) and the Trust, with respect to the Iron Horse Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees took into consideration that Van Hulzen has been providing a variety of financial and retirement planning services and advice on lending, banking, custody, risk assessments for 15 years, managing over $300 million in assets mostly through separately managed accounts.  In reviewing the key personnel, the background and financial experience levels were taken into consideration as a positive attribute in providing the various functions required in managing the Fund.  The Trustees noted that in seeking total return with less volatility, Van Hulzen takes a fundamental approach in conducting research in conjunction with risk analytics to determine market sentiment in order to build a portfolio of mostly large cap companies with attractive dividend yields in addition to writing covered call options and stock index options to reduce risk.  With respect to investment decisions, the Trustees noted they are developed by an investment committee with final authority of the Chief Investment Officer.  Another positive taken into consideration by the Trustees is that Van Hulzen has had a low client attrition rate since its inception and its SMA strategy, which is identical to the Fund, has a 5 star Morningstar rating.  They noted Van Hulzen’s Chief Compliance Officer monitors compliance with the Fund’s limitations and prospectus by reviewing daily reports of trades executed and reconciling to the fund administrator’s reports.  After discussion, the Trustees concluded that, based on its previous experience with Van Hulzen, they are satisfied that Van Hulzen can continue to deliver a quality of service expected by the Board and Fund shareholders.

Performance.  The Trustees reviewed the Fund’s performance over the last 1 year noting that it outperformed its peer group during the period with returns of 7.7% versus 5.5%.  They noted, however, the Fund underperformed the Morningstar category average over the last 1 year (16.58%), and underperformed both the Morningstar and peer group since inception.  The Trustees reviewed the Fund’s performance taking standard deviation into consideration noting that approximately 64% of the Fund’s investment risk is “called away” in this risky equity market.  They considered the Fund’s performance, overall, noting that, as compared to other covered call strategies, performance is in line with the market with slightly less risk.  The Trustees concluded that the Fund is meeting its objective of total return with less risk based on a covered call strategy.

Fees and Expenses.    The Trustees noted Van Hulzen had agreed to decrease its management fee from 1.25% to 0.75%.  They noted the new fee remains higher than the Morningstar Category average of 0.59%, but is lower than the peer group average of 0.82%.  They considered, however, that the Morningstar Large Blend category includes very large funds, and a typical large blend strategy is not very similar to the Fund’s strategy.  After discussion, the Trustees concluded the fee, as reduced at the Meeting, is within the range of reasonable.

IRON HORSE FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

Economies of Scale.  The Trustees noted the absence of breakpoints at this time, but considered, given the size of the Fund, breakpoints are not realistic at this time.  They further noted that Van Hulzen had agreed, in its responses to the Board, to discuss breakpoints when the Fund’s assets reach $50 million.  They concluded to monitor the Fund asset levels and discuss breakpoints in the future as economies are realized.

Profitability.  The Trustees reviewed the profitability analysis provided by Van Hulzen.  They noted Van Hulzen realized a minimal profit in terms of actual dollars and agreed that, in terms of percentage, the profitability appears to be within the range of reasonable.  After discussion, the Trustees concluded that the level of profit realized by Van Hulzen in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from Van Hulzen as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Iron Horse Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

IRON HORSE FUND

EXPENSE EXAMPLES

March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period*	Ending Account Value 3/31/14	Expenses Paid During Period*

Class A	1.77%	$1,000.00	$1,045.60	$9.03	$1,016.11	$8.90
Class I	1.50%	$1,000.00	$1,046.00	$7.65	$1,017.45	$7.54

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

IRON HORSE FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	102

AdvisorOne Funds  (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	102	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (Since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	127

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	127	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	102	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)

IRON HORSE FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

Independent Trustees (Continued)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives-Americas, Rabobank International (2006-2007).	102	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	102	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-241-7514.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

                                                                                                                                                            Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-241-7514 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-241-7514.

INVESTMENT ADVISOR

Van Hulzen Asset Management, LLC

950 Iron Point Road, Suite 290

Folsom, CA 95630

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $13,500

2014 - $14,000

(b)

Audit-Related Fees

2013 - None

2014 - None

(c)

Tax Fees

2013 - $2,500

2014 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2014

Audit-Related Fees:

100%

100%

Tax Fees:

100%

100%

All Other Fees:

100%

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,500

2014 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/9/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/9/14